UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 6/9/2026
ETSY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07. Submission of Matters to a Vote of Security Holders.
The following is a description of each proposal that stockholders voted on at the 2026 Annual Meeting of Stockholders of Etsy,
Inc. (“Etsy”) held on June 9, 2026, as well as the number of votes cast.

Proposal 1 - Election of Directors
Each of the Class II director nominees to the Board of Directors was elected to serve until Etsy's 2029 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until he or she resigns, dies, or is removed from the Board of Directors.

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
M. Michele Burns	63,855,817	3,953,492	65,397	11,030,237
Josh Silverman	64,027,414	3,787,027	60,265	11,030,237
Fred Wilson	46,407,021	21,394,732	72,953	11,030,237

Proposal 2 - Advisory Vote on Named Executive Officer Compensation
Stockholders approved, on an advisory basis, the compensation of Etsy's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,788,368	5,012,269	74,069	11,030,237

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm
Stockholders ratified the appointment of PricewaterhouseCoopers LLP as Etsy’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
78,173,008	431,515	300,420

Proposal 4 - Vote to Approve an Amendment to Etsy's 2024 Equity Incentive Plan to Increase the Number of Shares of Common Stock Available for Issuance

Stockholders approved an amendment to Etsy's 2024 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,813,424	26,995,586	65,696	11,030,237

Proposal 5 - Advisory Vote on Stockholder Proposal to Govern by Majority Vote
Stockholders rejected a stockholder proposal to govern by majority vote

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,584,750	59,798,856	491,100	11,030,237

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Colin Stretch
Colin Stretch
Chief Legal Officer
Dated: June 12, 2026
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